BLACKROCK NATURAL RESOURCES TRUST

Supplement Dated November 28, 2007
to the Prospectus dated November 28, 2007

        Until December 3, 2007, the Prospectus of each fund listed above is supplemented as follows:

        Until December 3, 2007, holders of Investor C shares are eligible for the reinstatement privilege described in the last paragraph of the section entitled "Your Account - Pricing of Shares - Investor A Shares - Initial Sales Charge Option".

        Effective December 3, 2007, holders of Investor C shares will not be eligible for the reinstatement privilege.

ALTERNATIVES   BLACKROCK SOLUTIONS    EQUITIES    FIXED INCOME    LIQUIDITY    REAL ESTATE

BlackRock Natural Resources Trust

Prospectus
November 28, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents
Key Facts
BlackRock Natural Resources Trust at a Glance	3
Risk/Return Bar Chart	5
Fees and Expenses	7

Details About the Trust
How the Trust Invests	9
Investment Risks	11
Statement of Additional Information	20

Your Account
Pricing of Shares	21
Distribution and Service Plan	29
How to Buy, Sell, Transfer and Exchange Shares	31
How Shares are Priced	38
Participation in Fee-Based Programs	40
Dividends and Taxes	40
Electronic Delivery	42
Delivery of Shareholder Documents	42

Management of the Trust
BlackRock Advisors, LLC	43
Financial Highlights	46

For More Information
Shareholder Reports	Back Cover
Statement of Additional Information	Back Cover

Key Facts
BlackRock Natural Resources Trust at a Glance

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

Natural Resource Assets — materials with economic value that are derived from natural sources, either directly or indirectly, such as metals, fuels, timber, underdeveloped land and agricultural products.

What is the Trust’s investment objective?

The investment objective of the Trust is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

What are the Trust’s main investment strategies?

The Trust seeks to achieve its objective by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Trust will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Trust normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agriculture. The Trust focuses on investments in companies that provide exposure to commodities where existing, and projected, capacity is forecast to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. Under certain circumstances, however, the Trust may concentrate its investments in one or more of these sectors or in one or more issuers in the natural resources related industries. The Trust is a non-diversified fund, which means that it can invest more of its assets in fewer companies than other funds. The Trust will normally invest in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The Trust may invest in securities of issuers with any market capitalization.

The Trust chooses securities using a combination of “top down” and “bottom up” investment styles.

What are the main risks of investing in the Trust?

The Trust cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Trust’s investments — and, therefore, the value of the Trust’s shares — may fluctuate. These changes may occur because a particular market in which the Trust invests is rising or falling. In addition, there are specific factors that may affect the value of a particular security. Also, Trust management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. If the value of the Trust’s investments goes down, you may lose money.

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IMPORTANT DEFINITIONS
Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

As a sector fund investing in companies in the natural resource sector, the Trust is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the Trust is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the Trust invests primarily in companies with natural resource assets, there is the risk that the Trust will perform poorly during a downturn in natural resource prices.

The Trust follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Trust may underperform other equity funds that use different investing styles.

The Trust may invest substantially in foreign securities. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

The Trust may invest in the securities of mid cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

The Trust is a non-diversified fund, which means that it may invest more of its assets in securities of a single issuer than may a diversified fund. Because the Trust may invest in a smaller number of issuers, the Trust is more exposed to developments affecting and the risks associated with individual issuers than a fund that invests more widely, which may have a greater impact on the Trust’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Trust. An investment in the Trust may not be appropriate for all investors and is not intended to be a complete investment program.

The Trust may be an appropriate investment for you if you:

•	Are looking for capital appreciation for long-term goals
•	Want a professionally managed non-diversified portfolio investing in natural resource-related securities as part of your total investment portfolio
•	Are willing to accept the risks and volatility associated with investment in the natural resource sector
•	Are looking for exposure to a variety of foreign markets
•	Are willing to accept the risks of foreign investing in order to seek long-term growth of capital
•	Are not looking for a significant amount of current income

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Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the Trust. The bar chart shows changes in the Trust’s performance for Investor A shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Trust’s shares with those of the Standard & Poor’s (S&P) 500 Index, a broad measure of market performance. How the Trust performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 26.54% (quarter ended September 30, 2005) and the lowest return for a quarter was -20.52% (quarter ended December 31, 1997). The year-to-date return as of September 30, 2007 was 35.30%.

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After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Trust shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Ten Years

BlackRock Natural Resources Trust —
Investor A:
Return Before Taxes(a)	1.38%	21.64%	12.24%
Return After Taxes on Distributions(a)	0.54%	21.41%	11.76%
Return After Taxes on Distributions and
Sale of Trust Shares(a)	1.89%	19.24%	10.71%

BlackRock Natural Resources Trust —
Investor B(b):
Return Before Taxes(a)	1.70%	21.84%	12.14%

BlackRock Natural Resources Trust —
Investor C:
Return Before Taxes(a)	5.17%	22.01%	11.97%

BlackRock Natural Resources Trust —
Institutional(c):
Return Before Taxes(a)	7.27%	23.27%	13.13%

Standard & Poor’s (S&P) 500 Index(d)	15.79%	6.19%	8.42%

(a)	Includes all applicable fees and sales charges.
(b)	Returns reflect the 4.50% six-year contingent deferred sales charge in effect as of October 2, 2006. Investor B shares automatically convert to Investor A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
(c)	The returns for Institutional shares do not reflect the Institutional front end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns shown for Institutional shares would be lower.
(d)	The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

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Fees and Expenses

UNDERSTANDING EXPENSES
Trust investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Trust may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Trust.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Trust.

Management Fee — a fee paid to the Investment Adviser for managing the Trust.

Distribution Fees — fees used to support the Trust’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Trust invests a portion of its assets.

The Trust offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial adviser or other financial intermediary can help you with this decision.

This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Trust. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):(a)	Investor A	Investor B(b)	Investor C	Institutional

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.25% (c)	None	None	None

Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None (d)	4.50% (c)	1.00% (c)	None

Maximum sales charge (load) imposed
on dividend reinvestments	None	None	None	None

Redemption Fee	None	None	None	None

Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses
that are deducted from Trust assets):

Management Fee	0.60%	0.60%	0.60%	0.60%

Distribution and/or Service (12b-1) Fees(e)	0.25%	1.00%	1.00%	None

Other expenses (including transfer
agency fees)(f)(g)(h)	0.22%	0.25%	0.28%	0.22%

Total Annual Fund Operating Expenses(g)	1.07%	1.85%	1.88%	0.82%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account — How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B shares automatically convert to Investor A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load). See “Your Account —Pricing of Shares.”
(d)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within 18 months.
(e)	If you hold Investor B or Investor C shares over time, it may cost you more in distribution and service (12b-1) fees than the maximum sales charge that you would have paid if you had bought Investor A shares.
(f)	PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Trust. The Trust pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Trust and the Trust reimburses the Investment Adviser or its affiliates for such services.
(g)	During the fiscal year ended July 31, 2007, the Trust changed its methodology for allocating transfer agency fees among the share classes from an allocation based on net assets per share class to an allocation based on number of shareholder accounts per share class. If applicable, the Total Annual Fund Operating Expense ratios have been restated to reflect this change as if it had been in effect the entire fiscal year.
(h)	Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

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Examples:

These examples are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Trust for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Trust’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$628	$847	$1,084	$1,762

Investor B	$638	$932	$1,201	$1,965	(a)

Investor C	$291	$591	$1,016	$2,201

Institutional	$84	$262	$455	$1,014

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years

Investor A	$628	$847	$1,084	$1,762

Investor B	$188	$582	$1,001	$1,965	(a)

Investor C	$191	$591	$1,016	$2,201

Institutional	$84	$262	$455	$1,014

(a)	Assumes conversion to Investor A shares approximately eight years after purchase. See note (b) to the Fees and Expenses table shown on the previous page.

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Details About the Trust
How the Trust Invests

ABOUT THE PORTFOLIO MANAGER
Robert M. Shearer is the portfolio manager of the Trust and is primarily responsible for the day-to-day management of the Trust.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
BlackRock Advisors, LLC is the Trust’s Investment Adviser. BlackRock Investment Management LLC is the Trust’s sub-adviser. As used in this prospectus the term “Investment Adviser” includes, where applicable the sub-adviser.

The Trust’s objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Outlined below are the main strategies the Trust uses in seeking to achieve its objective.

The Trust seeks to achieve its objective by investing in a portfolio consisting primarily of equity securities of U.S. and non-U.S. companies with substantial natural resource assets. The Trust will, under normal circumstances, invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. This policy is a non-fundamental policy of the Trust and may only be changed upon 60 days prior notice to shareholders. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from (directly or indirectly through subsidiaries), exploring, mining, extracting, refining, processing, transporting, fabricating, dealing in or owning natural resource assets or when, in the opinion of Trust management, the company’s market value or profitability is significantly affected by changes in the value of a natural resource. Examples of natural resource assets include precious metals (e.g., gold, silver and platinum), ferrous and nonferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), water, hydrocarbons (e.g., coal, oil and natural gas), timber land, underdeveloped real property and agricultural commodities. Equity securities consist of:

•	Common stock
•	Preferred stock
•	Securities convertible into common stock
•	Rights to subscribe for common stock
•	Derivative securities or instruments, such as options, the value of which is based on a common stock or group of common stocks

The Trust will focus on investments in common stock.

The Trust chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Trust seeks to allocate its investments to natural resource-related economic

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IMPORTANT DEFINITIONS
Price-Earnings Ratio — price of a stock divided by its earnings per share.

Price-to-Book Ratio — price of a stock divided by its book value per share.

Price-to Cash-Flow Ratio — price of a stock divided by its total cash flow per share over a period.

sectors the Trust’s management believes have more favorable pricing power than other natural resource related sectors. “Bottom up” means that the Trust also selects investments based on management’s assessment of the earning prospects of individual companies.

When assessing individual companies, the Trust seeks to invest in companies that the Trust’s management believes are relatively undervalued. A company’s stock is undervalued when the stock’s current price is less than what the Trust believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible assets, rate of return on capital, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Trust management may also determine a company is undervalued if its stock price is down because of temporary factors from which Trust management believes the company will recover.

The Trust attempts to identify companies that are undervalued based on relative price-earnings, price-to-book, and price-to-cash-flow ratios. In seeking to identify such companies, Trust management considers which of the companies that meet its criteria would be most likely to benefit from the economic circumstances anticipated by Trust management.

The Trust can invest primarily in U.S. securities, primarily in foreign securities, or partly in U.S. securities and partly in foreign securities. The Trust may invest in foreign companies in developed markets, such as Canada and Australia, or in emerging markets, such as certain Asian or Latin American markets. The Trust will invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

The Trust may invest in securities of issuers with any market capitalization. The Trust has no minimum holding period for investments, and will buy or sell securities whenever the Trust’s management sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Trust may use certain other investment strategies.

The Trust may use derivatives to hedge its portfolio against market and currency risks or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), a currency or an index such as the Standard & Poor’s 500 Index. The derivatives that the Trust may use include indexed and inverse securities, options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign currency transactions and swaps.

The Trust may invest in asset-based securities. These are securities whose principal amount, redemption terms or conversion terms are related to the market price of some natural resource asset, such as

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IMPORTANT DEFINITIONS
Commodity — a tangible asset such as copper, heating oil, coffee, natural gas or wheat.

gold bullion. The Trust will only purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade or are issued by issuers that the Investment Adviser has determined to be of similar creditworthiness. The Trust has no maturity restrictions. The Trust may also invest in asset-based securities the potential return of which is based on the change in a specified commodity price. The Trust may, for example, invest in a debt security that pays a variable amount of interest or principal based on the current level of a natural resource commodity, such as gold or oil.

For temporary defensive purposes or to meet redemptions, the Trust may hold cash or invest in U.S. Government securities, and money market securities including repurchase agreements. These investments may be made in securities that are not natural resource-related securities. Trust management will hold these temporary investments in the proportions it believes are best considering the prevailing market and economic conditions. These investments may prevent the Trust from achieving its investment objective.

The Trust may also lend its portfolio securities and invest its uninvested cash balances in affiliated money market funds.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Trust. As with any fund, there can be no guarantee that the Trust will meet its objective or that the Trust’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Trust:

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Trust management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk — The Trust follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Trust may underperform other equity funds that use different investing styles.

Sector Risk — Sector risk is the risk that the Trust’s concentration in the securities of companies in a specific market sector or industry will cause the Trust to be more exposed to the price movements of companies in and developments affecting that sector or industry than

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a more broadly diversified fund. Because the Trust invests primarily in one sector, there is the risk that the Trust will perform poorly during a downturn in that sector.

Natural Resource Related Securities Risk — Because the Trust concentrates its investments in natural resource related securities, the Trust is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. This means the Trust is more vulnerable to the price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agriculture sectors than a more broadly diversified fund. Because the Trust invests primarily in companies with natural resource assets, there is the risk that the Trust will perform poorly during a downturn in natural resource prices.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. In particular, the Trust is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Trust to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Trust’s ability to purchase or sell foreign securities or transfer the Trust’s assets or income back into the United States, or otherwise adversely affect the Trust’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in

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foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which the Trust invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Trust’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Trust management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Trust Assets Outside the United States — The Trust generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Trust’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Trust to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Trust can earn on its investments and typically results in a higher operating expense ratio for the Trust than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations

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also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Trust to carry out transactions. If the Trust cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Trust cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Trust could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Non-Diversification Risk — The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments

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affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Trust’s performance.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Precious Metal Related Securities — Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

The Trust may also be subject to certain other risks associated with its investments and investment strategies, including:

Asset-Based Securities — Asset based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Trust’s investment in a small cap or emerging growth company may lose substantial value.

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The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Borrowing and Leverage Risk — The Trust may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Trust shares and in the return on the Trust’s portfolio. Borrowing will cost the Trust interest expense and other fees. The costs of borrowing may reduce the Trust’s return. Certain derivative securities that the Trust may buy or other techniques that the Trust may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Securities Lending — The Trust may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Trust.

Convertible Securities — Convertible securities generally are debt securities or preferred stock that may be converted into common stock.

Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

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Illiquid Securities — The Trust may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Trust buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Trust may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Trust may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Trust management receives material nonpublic information about the issuer, the Trust may as a result be unable to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Debt Securities — Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Repurchase Agreements, Purchase and Sale Contracts — The Trust may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, the Trust’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale

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contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Derivatives — The Trust may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Trust to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Trust.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

The Trust may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which the Trust uses a derivative to offset the risks associated with other Trust holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Trust or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Trust, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Trust’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Trust is not required to use hedging and may choose not to do so.

Because the Trust may use derivatives to seek to enhance returns, its investments will expose the Trust to the risks outlined above to a greater extent than if the Trust used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

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Indexed and Inverse Securities — The Trust may invest in securities whose potential returns are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. The Trust may also invest in securities whose return is inversely related to changes in an index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index goes up and increase when that index goes down. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Depositary Receipts — The Trust may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Trust may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

When Issued and Delayed Delivery Securities and Forward Commitments — The Trust may purchase or sell securities that it is entitled to receive on a when issued basis. The Trust may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Statement of Additional Information

If you would like further information about the Trust, including how it invests, please see the Statement of Additional Information.

For a discussion of the Trust’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information. The Trust makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Your Account
Pricing of Shares

The Trust offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional shares, you will not pay any sales charge. However, only certain investors may buy Institutional shares. If you select Investor A shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B or Investor C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B shares and 0.75% per year for Investor C shares and a service fee of 0.25% per year for both classes of shares under Plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Trust’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C shares.

The Trust’s shares are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Investment Adviser (collectively, the “Distributors”).

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The table below summarizes key features of each of BlackRock Natural Resources Trust’s share classes.

	Investor A	Investor B	Investor C	Institutional

Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected security dealers and other financial intermediaries.	Generally available through selected security dealers and other financial intermediaries.	Limited to certain investors including:
•   Current Institutional
    shareholders that
    meet certain
    requirements.
•   Certain retirement
    plans
•   Participants in
    certain programs
    sponsored by
    the Investment
    Adviser or its
    affiliates, or
    selected security
    dealers and other
    financial
    intermediaries.
•   Certain employees
    and affiliates of
    the Investment
    Adviser or its
affiliates.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for larger investments.	No. Entire purchase price is invested in shares of the Trust.	No. Entire purchase price is invested in shares of the Trust.	No. Entire purchase price is invested in shares of the Trust.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within 18 months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Service and Distributions Fees?	0.25% Annual Service Fee. No Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	No.

Conversion to Investor A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the Statement of Additional Information, which is available on the website or on request.

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Institutional Shares

Institutional shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional shares. Your financial adviser or other financial intermediary can help you determine whether you are eligible to buy Institutional shares.

Eligible Institutional investors include the following:

•	Investors who currently own Institutional shares of the Trust may make additional purchases of Institutional shares of the Trust except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Trust and do not meet the applicable investment minimums
•	Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Transfer Agent
•	Certain qualified retirement plans
•	Investors in selected fee-based programs
•	Registered investment advisers with a minimum investment of $250,000
•	Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets
•	Unaffiliated banks, thrifts or trust companies that have agreements with a Distributor
•	Holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of the Trust
•	Employees and directors/trustees of BlackRock Inc., BlackRock Funds, Merrill Lynch & Co., Inc (“Merrill Lynch”) the PNC Financial Services Group, Inc. (“PNC”) or their affiliates

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IMPORTANT DEFINITIONS
Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional shares of BlackRock Funds that you agree to buy within a 13 month period. Certain restrictions apply.

Investor A Shares — Initial Sales Charge Option

If you select Investor A shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	As a % of Offering Price	As a % of Your Investment(a)	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less
than $50,000	4.75%	4.99%	4.50%

$50,000 but less
than $100,000	4.00%	4.17%	3.75%

$100,000 but less
than $250,000	3.00%	3.09%	2.75%

$250,000 but less
than $500,000	2.50%	2.56%	2.25%

$500,000 but less
than $750,000	2.00%	2.04%	1.75%

$750,000 but less
than $1,000,000	1.50%	1.52%	1.25%

$1,000,000 and over(b)	0.00%	0.00%	0.00%

(a)	Rounded to the nearest one-hundredth percent.
(b)	If you invest $1,000,000 or more in Investor A shares, you will not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds.

The table above shows the reduced sales charges for which you may qualify when you purchase Investor A shares of the Trust. You may qualify for these reductions through a single purchase or under a right of accumulation or letter of intent. These reductions will apply to the value of all qualifying holdings in shares of the Trust or other mutual funds advised by the Investment Adviser or its affiliates (“BlackRock Funds”) owned by you, your spouse and/or your children under the age of twenty one and by a single trustee of a single trust estate or a single fiduciary for the benefit of such persons. For this purpose, the value of your holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares you already hold taken together. For purposes of the right of accumulation, you may not combine with your other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time you purchase shares of the Trust or any other BlackRock Fund, you should inform your financial adviser or other financial intermediary or the Transfer Agent of any other shares of the Trust or any other BlackRock Fund owned by you, your spouse and/or your children under the age of twenty one or by a single trustee of a single trust estate or a single fiduciary for the benefit of such persons. These may include shares held in accounts held at a selected securities dealer, or another broker-dealer or other financial intermediary, including personal accounts, certain

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retirement accounts, employee benefit plan accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which you are a beneficiary. Your financial adviser or other financial intermediary may request documentation — including account statements and records of the original cost of the shares owned by you, your spouse and/or your children under the age of twenty one — from you to show that you qualify for a reduced sales charge. You should retain these records because — depending on where an account is held or the type of account — the Trust, its Transfer Agent, and/or your financial adviser or other financial intermediary may not be able to maintain this information. If you do not notify your financial adviser, or other financial intermediary, or the BlackRock Funds, you may not receive the sales charge reduction to which you are otherwise entitled.

No initial sales charge applies to Investor A shares that you buy through reinvestment of dividends or capital gains.

A sales charge waiver on a purchase of Investor A shares may also apply for:

•	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Trust through such plans
•	Persons investing through an authorized payroll deduction plan
•	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)
•	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Trust
•	Persons associated with the Trust, the Trust’s Distributors, the Trust’s Investment Adviser, Sub-Adviser or Transfer Agent, and their affiliates
•	Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services
•	Employees of MetLife

If you invest $1,000,000 or more in Investor A shares, you will not pay any initial sales charge. However, if you redeem your Investor A shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. The deferred sales charge on Investor A shares is not charged in connection with (a) redemptions of Investor A shares purchased through authorized

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qualified employee benefit plans or savings plans and rollovers of current investments in the Trust through such plans; (b) exchanges described in “Exchange Your Shares” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain retirement plans sponsored by the Trust, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A shares; (f) involuntary redemptions of Investor A shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PFPC custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Trust.

If you are eligible to buy both Investor A and Institutional shares, you should buy Institutional shares since Investor A shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional shares are not. The Distributors normally pay the annual Investor A shares service fee to dealers as a shareholder servicing fee on a monthly basis.

If you redeem Investor A or Institutional shares and within 60 days buy new Investor A shares of the SAME BlackRock Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds and you may only exercise this privilege once in any twelve month period. To exercise the privilege, contact your financial adviser, selected securities dealer or other financial intermediary or notify the Trust’s Transfer Agent in writing at the address listed on the inside back cover of this Prospectus.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B shares within six years after purchase or your Investor C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and service fees of 0.25% for both classes of shares each year, under distribution plans that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Trust’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing,

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advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Trust shares.

Each Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B shares to dealers from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B shares service fee to dealers as a shareholder servicing fee on a monthly basis. Each Distributor normally retains the Investor B shares distribution fee.

Each Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C shares from its own resources at the time of sale. Each Distributor pays the annual Investor C shares distribution fee and the annual Investor C shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C shares held for over a year and normally retains the Investor C shares distribution fee and service fee during the first year after purchase. Under certain circumstances, a Distributor will pay the full Investor C shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge(a)

0 – 1	4.50%

1 – 2	4.00%

2 – 3	3.50%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

(a)	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased prior to October 2, 2006 will be subject to the 4.00% six-year contingent deferred sales charge schedule then in effect. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original charge will apply.

Your Investor B shares convert automatically into Investor A shares approximately eight years after purchase. Any Investor B shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A shares are subject to lower annual expenses

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than Investor B shares. The conversion of Investor B shares to Investor A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Trust dividends or capital gains.

Investor C shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor B and Investor C shares may be reduced or waived in certain circumstances, such as:

•	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Trust through such plans
•	Exchanges pursuant to the exchange privilege
•	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006
•	Redemptions made with respect to certain retirement plans sponsored by the Trust, BlackRock or an affiliate
•	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

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•	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares
•	Involuntary redemptions made of shares in accounts with low balances
•	Certain redemptions made through the Systematic Withdrawal Plan offered by the Trust, the Investment Adviser or an affiliate
•	Redemptions related to the payment of PFPC custodial IRA fees.
•	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Trust
Distribution and Service Plans

The Trust has adopted plans (the “Plans”) that allow the Trust to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act of 1940, as amended, and shareholder servicing fees for certain services provided to its shareholders.

Under the Plans, Investor B and Investor C shares pay a fee (“distribution fees”) to the Distributors, and/or affiliates of PNC or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributors for distribution services and to pay the Distributors and affiliates of PNC or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor B and Investor C shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (“Service Organizations”) for sales support services and related expenses. All Investor B and Investor C shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Trust attributable to Investor B and Investor C shares. Institutional and Investor A shares do not pay a distribution fee.

Under the Plans, the Trust also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor class shares in return for these fees. The Trust may pay a shareholder servicing fee per year that is a percentage of the average daily net asset value of Investor class shares of the Trust. All Investor class shares pay this shareholder servicing fee. Institutional shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor class shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor class shares;

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(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Trust’s shares.

Because the fees paid by the Trust under the Plans are paid out of Trust assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C shares may over time cost investors more than the front-end sales charge on Investor A shares. For more information on the Plans, including a complete list of services provided thereunder, see the Statement of Additional Information.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Trust may pay to a Service Organization pursuant to a Plan and fees the Trust pays to its transfer agent, the Trust may enter into non-Plan agreements with Service Organizations pursuant to which the Trust will pay a Service Organization for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Trust shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plans permit BlackRock, the Distributors and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Trust). From time to time, BlackRock, the Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Trust or for these other services to the Trust and shareholders. These payments would be in addition to the Trust payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributors and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive

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for a Service Organization, its employees or associated persons to recommend or sell shares of the Trust to you. Please contact your Service Organization for details about payments it may receive from the Trust or from BlackRock, the Distributors or their affiliates. For more information, see the Statement of Additional Information.

How to Buy, Sell, Transfer and Exchange Shares

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through your financial adviser, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer and exchange shares through the Transfer Agent. To learn more about buying, selling, transferring or exchanging shares through the Transfer Agent, call 1-800-441-7762. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

Because of the high cost of maintaining smaller shareholder accounts, the Trust may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional shares) before the Trust makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional shares) before the Trust takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Refer to the share class table in this Prospectus. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment	The Trust will not accept a purchase order of $50,000 or more for Investor B shares or $500,000 or more for Investor C shares. Your registered representative may set a lower maximum for Investor B or Investor C share purchases.

The minimum initial investment for Investor A, Investor B and Investor C shares of the Trust is $1,000 for all accounts except:
   •   $250 for certain fee based programs
   •   $100 for retirement plans

The minimum initial investment for Institutional shares of the Trust is:
   •   $2 million for institutions and individuals
   •   $250,000 for registered investment advisers

The Trust has lower investment minimums for other categories of shareholders eligible to purchase Institutional shares, including selected fee-based programs.

The Trust may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Trust, meets the minimum investment requirement.

The Trust may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of the Trust at any time.

Have your financial adviser, selected securities dealer or other financial intermediary submit your purchase order	The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Trust may reject any order to buy shares and may suspend the sale of shares at any time. Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact the Transfer Agent	To purchase shares directly, call the Transfer Agent at 1-800-441-7762 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums.

(The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends and capital gains distributions are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through your investment account.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of the Trust only to another securities dealer that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charge.

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If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares	Have your financial adviser, selected securities dealer or other financial intermediary submit your sales order	The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your securities dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries may charge a fee to process a redemption of shares.

The Trust may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent	You may sell shares held at the Transfer Agent by writing to the Transfer Agent. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Trust has collected payment for the purchase of shares, the Trust or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

You may also sell shares held at the Transfer Agent by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer or (iii) $10,000,000 for sales of Institutional shares. Call 1-800-441-7762 for details. Redemption requests in excess of these amounts must be in writing with a medallion signature guarantee.

Redemption proceeds may be paid by check or, if the Trust has verified banking information on file, through ACH or by wire transfer. Investor Shares may also be redeemed by use of the Trust’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU or Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

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If You Want to	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in the Trust’s Systematic Withdrawal Plan	To start a Systematic Withdrawal Plan (“SWP”), you must have a current investment of $10,000 or more in a BlackRock fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form, which may be obtained from the Transfer Agent. To participate, you must have your Trust dividends automatically reinvested. You may change or cancel the SWP at any time, upon written notice to the Transfer Agent. If you purchase additional Investor A Shares of a BlackRock Fund at the same time you redeem shares through the SWP, you may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read the fund’s prospectus	Investor A, Investor B, Investor C and Institutional Shares of the Trust are generally exchangeable for shares of the same class of another BlackRock Fund. You can exchange $1,000 or more of Investor A, Investor B or Investor C shares from one fund into another. (You can exchange less than $1,000 of Investor A, Investor B or Investor C shares if you already have an account in the fund into which you are exchanging.) There is no required minimum amount with respect to exchanges of Institutional shares. You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee.

If you exchange Investor B or Investor C shares for shares of a fund with a different deferred sales charge schedule, the schedule that applies to your original shares will apply to the shares you receive in the exchange. The time you hold Investor B or Investor C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Investor A or Institutional shares for shares of BlackRock Summit Cash Reserves Fund, you will receive Investor A shares of BlackRock Summit Cash Reserves Fund. Investor B or Investor C shares of the Trust will be exchanged for Investor B shares of BlackRock Summit Cash Reserves Fund.

You may systematically exchange monies from one fund to up to four other funds. You must have a minimum of $10,000 invested in the initial fund, and investments in any additional funds must meet minimum initial investment requirements.

To exercise the exchange privilege contact your financial adviser, selected securities dealer or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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If You Want to	Your Choices	Information Important for You to Know

EZ Trader Account	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.	Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019. Prior to placing a telephone or internet purchase or sale order, please contact the Trust at 1-800-441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Trust by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan	Automatically invests your distributions into another fund of your choice pursuant to your instructions, without any fees or sales charges.	Please call the Trust at 1-800-441-7762 for details. The BlackRock Fund into which you request your distributions be invested much be open to new purchases.

Internet Transactions	Make on-line transactions and view account balances and activity.	You may redeem or exchange your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, Firefox 1.0 or higher, and AOL 8.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 6.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 6.2, and Firefox 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Trust limits Internet purchases and redemptions in shares of the Trust to $25,000 per trade

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to electronic delivery agreement (if you consent to electronic delivery), before attempting to transact online.

The Trust employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Trust in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Trust or any of its affiliates, incurred through fraudulent activity.

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Short-Term Trading

The Trust reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading (sometimes known as “market timing”) into and out of the Trust, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Trust. Short-term or excessive trading may cause the Trust to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Trust to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. Accordingly, the Trust has adopted certain policies and procedures, which have been reviewed and approved by the Trust’s Board of Trustees, designed to deter such short-term or excessive trading. The Trust will reject purchase orders from market timers or other investors if Trust management, in its discretion, has determined that such orders are short-term or excessive, and will be disruptive to the Trust. For these purposes, Trust management considers an investor’s trading history in the Trust or other funds advised by the Investment Adviser or its affiliates, and accounts under common ownership or control. Each Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the Transfer Agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Trust’s shares through such accounts.

Because the Trust may invest a substantial portion of its assets in foreign securities that may trade in markets that close some time before the time at which the Trust calculates its net asset value, the Trust may be subject to the risks of time zone arbitrage — a market timing strategy that seeks to take advantage of changes in the value of the Trust’s portfolio holdings during the period between the close of the markets in which the Trust’s portfolio securities primarily trade and the close of the New York Stock Exchange. For this reason, the Trust may, at times, fair value its portfolio securities in order to deter such market timing. See “Your Account — How Shares Are Priced.”

The Trust applies these policies to all shareholders. However, Trust management may not be able to determine that a specific order, particularly with respect to orders made through omnibus accounts or 401(k) plans, is short-term or excessive, and will be disruptive to the Trust and so makes no representation that all such orders can or will be rejected.

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Anti-Money Laundering Requirements

The Trust is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Trust may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Trust reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Trust to verify their identity. The Trust also reserves the right to redeem any amounts in the Trust from persons whose identity it is unable to verify on a timely basis. It is the Trust’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

How Shares Are Priced

IMPORTANT DEFINITIONS
Net Asset Value — the market value of the Trust’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Trust calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Trust may trade on weekends or other days when the Trust does not price its shares. As a result, the Trust’s net asset value may change on days when you will not be able to purchase or redeem the Trust’s shares.

Generally, Institutional shares will have the highest net asset value because that class has the lowest expenses, and Investor A shares will have a higher net asset value than Investor B or Investor C shares. Also, dividends paid on Investor A and Institutional shares will generally be higher than dividends paid on Investor B and Investor C shares because Investor A and Institutional shares have lower expenses.

The Trust may invest in foreign securities. Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Trust’s shares are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. The Trust generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Trust’s Board of Trustees. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of the Trust’s net asset value. If market quotations are not readily available or, in the Investment Adviser’s

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judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value. Fair value determinations may be made by the Trust’s independent pricing service using a matrix pricing system or by the Trustees or by the Investment Adviser’s Valuation Committee after consideration of the material factors that may affect the value of a particular security.

The Board has adopted valuation procedures for the Trust and has delegated the day-to-day responsibility for fair value determinations to the Investment Adviser’s Valuation Committee. Fair value determinations by the Investment Adviser that affect the Trust’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Investment Adviser monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by the Trust. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster).

The Investment Adviser believes that foreign security values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service in accordance with a valuation policy approved by the Board of Trustees to take those factors into account.

The Trust’s use of fair value pricing is designed to ensure that the Trust’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by the Trust on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

The Trust may accept orders from certain authorized financial intermediaries or their designees. The Trust will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Trust after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

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Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by the Investment Adviser or an affiliate of the Investment Adviser, or selected securities dealers or other financial intermediaries that have agreements with a Distributor, you may be able to buy Institutional shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional shares in the program are eligible to purchase additional shares of the respective share class of the Trust, but may be subject to upfront sales charges. Additional purchases of Institutional shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial adviser, selected securities dealer or other financial intermediary.

Dividends and Taxes

IMPORTANT DEFINITIONS
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Trust shares as they are paid.

The Trust will distribute net investment income, if any, and net realized capital gains, if any, at least annually. The Trust may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Dividends may be reinvested automatically in shares of the Trust at net asset value without a sales charge or may be taken in cash. If you would like to receive dividends in cash, contact your financial adviser, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, the Trust anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending on how long the Trust held the assets sold.

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“BUYING A DIVIDEND”
Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Trust pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

You will pay tax on dividends from the Trust whether you receive them in cash or additional shares. If you redeem Trust shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income, including dividends received from qualifying foreign corporations, and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. To the extent the Trust makes any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Trust’s ordinary income dividends (which include distributions of net short-term capital gain) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by the Trust as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Trust may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by the Trust if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in the Trust. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Trust under all applicable tax laws.

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Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Trust’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Trust’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1.	Access the BlackRock website at http://www.blackrock.com/edelivery

2.	Log into your account

Delivery of Shareholder Documents

The Trust delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at 1-800-441-7762.

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Management of the Trust

BlackRock Advisors, LLC

BlackRock Advisors, LLC, the Trust’s Investment Adviser, manages the Trust’s investments and its business operations subject to the oversight of the Trust’s Board of Trustees. While the Investment Adviser is ultimately responsible for the management of the Trust, it is able to draw upon the research and the expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc.

The Trust has entered into a Investment Advisory Agreement (the “Investment Advisory Agreement”) with the Investment Adviser under which the Investment Adviser receives a fee for the services it provides at the annual rate of 0.60% of the Trust’s average daily net assets.

The Investment Adviser has a sub-advisory agreement with BlackRock Investment Management, LLC, (the “Sub-Adviser”), an affiliate of the Investment Adviser, under which the Investment Adviser pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Investment Advisor under the Investment Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of the Trust’s portfolio.

Prior to September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), an indirect wholly owned subsidiary of Merrill Lynch, acted as the Trust’s Investment Adviser and was compensated according to the same management fee rate as the Investment Adviser. For the fiscal year ended July 31, 2007, the Investment Adviser and MLIM for the time periods each served as the Trust’s Investment Adviser, received a fee at the annual rate of 0.60% of the Trust’s average daily net assets.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement with the Investment Adviser and the sub-advisory agreement between the Investment Adviser and the Sub-Adviser is included in the Trust’s semi-annual shareholder report for the fiscal period ended January 31, 2007.

Robert M. Shearer is the Trust’s portfolio manager and is primarily responsible for the day-to-day management of the Trust’s portfolio and the selection of its investments. He has been the Trust’s portfolio manager since 1997. Mr. Shearer is Managing Director of and portfolio manager with BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of MLIM from 2000 to 2006 and was a First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager with the Investment Adviser or MLIM since 1997.

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For more information about the portfolio manager’s compensation, other accounts he manages and his ownership of shares, please see the Statement of Additional Information.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser and a commodity pool operator and was organized in 1999. The Investment Adviser and its affiliates had approximately $1.3 trillion in investment company and other portfolio assets under management as of September 30, 2007.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Conflicts of Interest

The investment activities of the Investment Adviser and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with the Investment Adviser, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Trust and its shareholders. The Investment Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Trust. The Investment Adviser and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Trust. One or more Affiliates act or may act as an investor, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Trust directly and indirectly invests. Thus, it is likely that the Trust will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Trust and/or that

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engage in and compete for transactions in the same types of securities, currencies and instruments as the Trust. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Trust and may result in an Affiliate having positions that are adverse to those of the Trust. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Trust. As a result, an Affiliate may compete with the Trust for appropriate investment opportunities. The results of the Trust’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Trust could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Trust may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate-advised client may adversely impact the Trust. Transactions by one or more Affiliate-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Trust. The Trust’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Trust may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Trust also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Trust or who engage in transactions with or for the Trust. The Trust may also make brokerage and other payments to an Affiliate in connection with the Trust’s portfolio investment transactions.

Under a securities lending program approved by the Trust’s Board of Directors, the Trust has retained an Affiliate to serve as the securities lending agent for the Trust to the extent that the Trust participates in the securities lending program. For these services, the lending agent may receive a fee from the Trust, including a fee based on the returns earned on the Trust’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Trust may lend its portfolio securities under the securities lending program.

The activities of the Investment Adviser and its Affiliates may give rise to other conflicts of interest that could disadvantage the Trust and its shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Trust’s financial performance for the past five years. Certain information reflects the financial results for a single Trust share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Trust’s financial statements, is included in the Trust’s Annual Report, which is available upon request.

	Institutional					Investor A
	For the Year Ended July 31,					For the Year Ended July 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value,
beginning of year	$ 55.85	$ 44.93	$ 29.22	$ 21.25	$ 18.34	$ 54.94	$ 44.32	$ 28.89	$ 21.06	$ 18.22

Investment income — net(a)	.17	.16	.02	—(c)	.01	.03	.03	(.07)	(.06)	(.03)

Realized and unrealized
gain (loss) — net	10.65	11.09	15.69	7.97	2.90	10.48	10.92	15.50	7.89	2.87

Total from investment
operations	10.82	11.25	15.71	7.97	2.91	10.51	10.95	15.43	7.83	2.84

Less distributions from
realized gain — net	(2.84)	(.33)	—	—	—	(2.72)	(.33)	—	—	—

Net asset value,
end of year	$ 63.83	$ 55.85	$ 44.93	$ 29.22	$ 21.25	$ 62.73	$ 54.94	$ 44.32	$ 28.89	$ 21.06

Total Investment Return(b):

Based on net asset
value per share	20.98%	25.10%	53.76%	37.51%	15.87%	20.66%	24.77%	53.41%	37.18%	15.59%

Ratios to Average Net Assets:

Expenses	.83%	.82%	.91%	1.00%	1.12%	1.08%	1.07%	1.16%	1.25%	1.38%

Investment income
(loss) — net	.32%	.31%	.05%	.02%	.07%	.05%	.05%	(.20%)	(.23%)	(.17%)

Supplemental Data:

Net assets, end of year
(in thousands)	$ 69,739	$ 75,429	$ 52,148	$ 35,088	$ 23,981	$ 239,916	$ 208,789	$ 136,740	$ 77,035	$ 56,094

Portfolio turnover	6%	10%	11%	11%	18%	6%	10%	11%	11%	18%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude the effect of any sales charges.
(c)	Amount is less than $.01 per share.

46

FINANCIAL HIGHLIGHTS (concluded)
	Investor B					Investor C
	For the Year Ended July 31,					For the Year Ended July 31,
	2007	2006	2005	2004	2003	2007	2006	2005	2004	2003

Per Share Operating Performance:

Net asset value,
beginning of year	$ 52.23	$ 42.47	$ 27.90	$ 20.49	$ 17.87	$ 51.57	$ 41.93	$ 27.55	$ 20.23	$ 17.65

Investment loss — net(a)	(.35)	(.35)	(.32)	(.25)	(.18)	(.36)	(.35)	(.32)	(.25)	(.18)

Realized and unrealized
gain (loss) — net	9.85	10.44	14.89	7.66	2.80	9.72	10.32	14.70	7.57	2.76

Total from investment
operations	9.50	10.09	14.57	7.41	2.62	9.36	9.97	14.38	7.32	2.58

Less distributions from
realized gain — net	(2.68)	(.33)	—	—	—	(2.68)	(.33)	—	—	—

Net asset value,
end of year	$ 59.05	$ 52.23	$ 42.47	$ 27.90	$ 20.49	$ 58.25	$ 51.57	$ 41.93	$ 27.55	$ 20.23

Total Investment Return(b):

Based on net asset
value per share	19.74%	23.82%	52.22%	36.16%	14.66%	19.72%	23.84%	52.20%	36.18%	14.62%

Ratios to Average Net Assets:

Expenses	1.85%	1.84%	1.93%	2.02%	2.16%	1.86%	1.84%	1.93%	2.02%	2.16%

Investment loss — net	(.70%)	(.71%)	(.97%)	(1.00%)	(.96%)	(.71%)	(.71%)	(.97%)	(1.01%)	(.96%)

Supplemental Data:

Net assets, end of year
(in thousands)	$ 47,381	$ 57,926	$ 52,595	$ 35,399	$ 23,829	$ 99,115	$ 96,895	$ 56,131	$ 29,695	$ 11,789

Portfolio turnover	6%	10%	11%	11%	18%	6%	10%	11%	11%	18%

(a)	Based on average shares outstanding.
(b)	Total investment returns exclude the effect of any sales charges.

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FUND
BlackRock Natural Resources Trust
100 Bellevue Parkway
Wilmington, Delaware 19809
1-800-441-7762

INVESTMENT ADVISER
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER
BlackRock Investment Management, LLC
Administrative Offices
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
PFPC Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER
State Street Bank and Trust Company
500 College Road East
Princeton, New Jersey 08540

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
The Bank of New York
2 Hanson Place
Brooklyn, New York 11217

COUNSEL
Wilkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about the Trust’s investments is available in the Trust’s Annual and Semi-Annual Reports. In the Trust’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 1-800-441-7762.

The Trust will send you one copy of each shareholder report and certain other mailings, regardless of the number of Trust accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Trust. The portions of the Statement of Additional Information relating to the Trust are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Trust are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in the Trust. You may obtain a free copy at www.blackrock.com or by writing to the Trust at PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019 or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com.

Securities and Exchange Commission

Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

INVESTMENT COMPANY ACT FILE # 811-4282
© BlackRock Advisors, LLC

Code #10301-1107